UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

Refco Public Commodity Pool, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50565	90-0080448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o RefcoFund Holdings, LLC One World Financial Center 200 Liberty Street – Tower A New York, New York 10281
(Address of principal executive offices)
(212) 693-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

On July 31, 2006, RefcoFund Holdings, LLC the general partner of the S&P Managed Futures Index Fund, LP determined to change the name of the Fund to “Refco Public Commodity Pool, L.P.”  A Certificate of Amendment to the Limited Partnership noting this change of name was filed with the Secretary of State of the State of Delaware on such date.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits

99.1                           Notice to Investors dated July 24, 2006 by S&P Managed Futures Index Fund, LP

99.2                           Amendment to the Certificate of Limited Partnership of S&P Managed Futures Index Fund, LP dated July 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Refco Public Commodity Pool, L.P.
By: RefcoFund Holdings, LLC,
as General Partner
(Registrant)

By: /s/ Richard C. Butt
Date: July 31, 2006	Name:	Richard C. Butt
	Title:	President and Manager